Exhibit 10.12

INVESTOR RELATIONS AGREEMENT

This Agreement, dated as of November 13, 2007 (“Effective Date”), by and between DigitalPost Interactive Inc., a Nevada corporation (the “Company”) and Crown Financial Investment Group, LTD. (“Crown”) (collectively referred to as the “Parties”).

WHEREAS, Crown maintains a network to disseminate information;

WHEREAS, the Company is a publicly traded corporation having shares of its common stock, par value $.00l per share ("Common Stock") listed on the OTC Bulletin Board as DGLP.OB;

WHEREAS, the Company desires to gain further exposure and create awareness among the investment community relating to the Company's business for the benefit of the Company's stockholders;

WHEREAS, in furtherance of its goals, the Company has utilized Crown for services using its investor awareness network and desires to continue utilizing Crown for its same services.

NOW THEREFORE, in consideration of the mutual promises and consideration set forth herein, the Parties agree as follows:

1. Term: This agreement is for a term of six (6) months commencing on the Effective Date (“Term").  The effect of termination is that all unvested or any unexercised warrant shares pursuant to the schedule set forth in Exhibit A will be canceled.

2. Crown Services: Crown has developed its own proprietary system of promoting the Company through investor awareness campaigns and will use its own sole discretion in executing such program over the Term of this Agreement.  Crown shall not provide securities related advice to the Company, offer or sell the Company's Common Stock or any other securities in private or public transactions, effect securities transactions on behalf of the Company, or receive any commissions or transaction-based compensation. Crown solely shall be responsible for the costs and expenses associated with distributing, creating, and marketing the investor awareness materials.  Crown will perform its services to the best of its abilities to convey an accurate description of the Company's business based on the information it receives from the Company.

3. Crown Representations. In order to induce the Company to enter into this Agreement, Crown hereby represents and warrants to the Company as follows: (a) Crown will comply with all federal and state laws, rules and regulations including, without limitations, those relating to the disclosure to the compensation received by Crown.  Crown shall include an appropriate legend on all distributed material describing the compensation received and receivable by Crown from Company. Crown will fully disclose on all distributable material any interest it has in Company. Crown will not violate any federal or state laws relating to delivery of unsolicited information by any means including, but not limited to fax, email, mail or telephonically, and (b) Crown is neither a registered broker-dealer nor an affiliate of a registered broker-dealer.

4. Consideration to Crown. In consideration of the agreement to perform services listed in paragraph 2 above, by Crown, the Company shall issue herewith to Crown warrants to purchase an aggregate of 3,000,000 shares of the Company’s Common Stock at an exercise price of $1.20 per share (warrant form attached hereto as Exhibit B) according to the issuance, vesting and expiration schedule as set forth on Exhibit A.

5. Independent Contractor: At all times during the term hereof, Crown shall be an independent contractor in providing the services hereunder, with the sole right to supervise, manage, operate, control and direct its performance incident to such Crown services. Nothing contained in this Agreement shall be deemed or construed to create a partnership or joint venture, to create the relationships of principal/agent or otherwise create any fiduciary duty or any liability whatsoever of either party with respect to the indebtedness, liabilities, obligations or actions of the other party or any of their employees or agents, or any other person or entity. Crown has no right to legally bind or obligate Company in any manner without the prior written consent of Company. Crown shall be legally responsible for its own employees and all employee matters in the performance of its services hereunder.

6. Return of Property. Upon a termination of this agreement for any reason whatsoever, Crown shall promptly deliver to Company all property belonging to, or administered by, the Company, including, without limitation, all materials relating to any Confidential Information (as defined below). Crown further agrees that it shall not make or retain any copy or extract from such materials.

7. Protection of Confidential Information. Crown shall maintain any Confidential Information in strict confidence and shall not disclose any Confidential Information to any other person, except as necessary in connection with the performance of Crown's duties and obligations under this Agreement. Crown shall not use any Confidential Information for any purpose whatsoever except in connection with the performance of Crown's duties and obligations under this Agreement.

"Confidential Information" shall mean any and all information pertaining to the Company, its respective business, and its ownership or other activities with respect to its securities, whether such information is in written form or communicated orally, visually or otherwise, that is proprietary, non-public or relates to any trade secret, including, but not limited to, materials relating to any security or company, strategies for business plans, financial information, ideas, concepts, techniques, models, data, documentation, research, and "know-how." Notwithstanding the foregoing, "Confidential information" shall not include information that (i) is or becomes generally available to, or known by, the public (either prior to or after the furnishings of such documents or information) through no fault of Crown; (ii) was known by Crown prior to its receipt thereof; (iii) becomes available to Crown on a non-confidential basis from any source (other than the disclosing person or its representatives) that is not prohibited from disclosing such information by any contractual, legal, or fiduciary obligation, or (iv) is independently acquired or developed by Crown without violating any of his obligations under this Agreement.

8.  False or Misleading Information.  The Company warrants that it will provide Crown with accurate financial, corporate, and other data required by Crown and necessary for full disclosure of all facts relevant to any efforts required of Crown under this Agreement. Such information shall be furnished promptly upon request. If the Company fails to provide such information, or if any information provided by the Company to Crown shall be false or misleading, or if the Company omits or fails to provide or withholds relevant material information to Crown or to any professionals engaged, then, in such event any and all consideration paid hereunder will be retained by Crown as liquidated damages, and this Agreement shall be null and void, and Crown shall have no further obligation hereunder.

9.  Indemnification. The Company agrees to indemnify, to the extent permitted by law, Crown, its officers and directors, and each person who controls Crown (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses caused by and any untrue or alleged untrue statement of material fact made by the Company or any omission or alleged omission of a material fact required to be stated, except insofar as the same are caused by or contained in (i) any information furnished in writing to the Company by Crown expressly for use therein, or (ii) any statement made by Crown not based on information provided by the Company.

Any person entitled to indemnification under this Section 9 shall (i) give prompt written notice to the indemnifying part of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), (ii) unless, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for such settlement made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

10. Arbitration. All controversies, which may arise hereunder concerning the construction, performance or breach of this Agreement, shall be determined by arbitration. Any arbitration under this Agreement shall be conducted in Orange County, California.

11. Applicable Law: The terms of this Agreement shall be governed by the laws of the State of California.

12. Severability: If any one or more of the provisions or part of a provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity or unenforceability of this Agreement, but this Agreement shall be reformed and construed in such jurisdiction as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein and such provision or part reformed so that it would be valid, legal and enforceable in such jurisdiction to the maximum extent possible.

13. Successors: This Agreement shall not be assigned by Crown; however, nothing contained herein shall prohibit or prevent the assignment of the warrants by Crown to non-parties hereto.

14. Entire Agreement: This Agreement contains the entire understanding among the parties with respect to the subject matter hereof, inducements of conditions, express or implied, oral or written except as herein contained. This Agreement may not be modified or amended, other than by an agreement in writing signed by the parties.

15.  Construction.  Wherever possible, each provision of this Agreement will be interpreted so that it is valid under the applicable law.  If any provision of this Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid.  The remainder of this Agreement also will continue to be valid, and the entire Agreement will continue to be valid in other jurisdictions.

16.  Waivers.  No failure or delay by either the Company or Consultant in exercising any right or remedy under this Agreement will waive any provision of the Agreement, nor will any single or partial exercise by either the Company or Consultant of any right or remedy under this Agreement preclude either of them from otherwise or further exercising these rights or remedies, or any other rights or remedies granted by any law or any related document.

17.  Captions.  The headings in this Agreement are for convenience only and do not affect this Agreement’s interpretation.

18.  Superseding Effect.  This Agreement supersedes all previous and contemporaneous oral negotiations, commitments, writings, and understandings between the parties concerning the matters in this Agreement.

19.  Notices.  All notices and other communications required or permitted under this Agreement shall be in writing and sent by registered first-class mail, postage prepaid, and shall be effective five days after mailing to the addresses stated below.  These addresses may be changed at any time by like notice.

In the case of the Company:

In the case of Consultant:

Agreed:

Crown Financial Group, LTD.

/s/ Jonathan Small
Jonathan Small

DigitalPost Interactive, Inc.

/s/ Mike Sawtell
Mike Sawtell

EXHIBIT A

Warrant Schedule

Company shall issue Crown warrant shares according to the following schedule:

Date of Issuance                              Warrant Shares to be issued                   Expiration Date
(Fully vested upon issuance)

11/8/ 07                                      500,000                                                                    5/7/08
12/8/07                                       500,000                                                                    5/7/08
1/8/08                                         500,000                                                                    5/7/08
2/8/08                                         500,000                                                                    5/7/08
3/8/08                                         500,000                                                                    5/7/08
4/8/08                                         500,000                                                                    5/7/08

EXHIBIT B

 DIGITALPOST INTERACTIVE, INC.

COMMON STOCK WARRANT

THIS COMMON STOCK WARRANT AND ANY SECURITIES ISSUABLE UPON THE EXERCISE  OF THIS COMMON STOCK WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

Issued: _______________

Warrant to Purchase _________ Shares of Common Stock

Expiration Date: _______________

     DigitalPost Interactive, Inc. ("Company"), hereby certifies that, for value received, Crown Financial Group (“Warrant Holder”) is entitled, on the terms set forth below, to purchase from the Company at any time until 5:00 p.m., PCT, on the Expiration Date, ___________________ fully paid and nonassessable shares of the Common Stock of the Company, at a price per share of $1.20 ("Purchase Price").

     This Warrant is being issued pursuant to the Investor Relations Agreement dated ______________, 2007 between the Company and Warrant Holder (the "Agreement").  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

     1.   Vesting; Exercise of Warrant; Transfer of Warrant.

          (a)  Vesting.  The Warrant Shares vest are fully vested on the date of issuance.

          (b)  Exercise of Warrant. At any time prior to 5:00 p.m. on the Expiration Date, the Vested Shares may be exercised by Warrant Holder, in whole or in part, upon surrender of this Warrant to the Company, together with an executed Notice of Exercise, substantially in the form attached hereto as Exhibit 1, at the Company's primary executive office, with payment by check to the Company of the amount obtained by multiplying the number of shares of Common Stock with respect to which this Warrant is being exercised by the Purchase Price.

          (c)  Partial Exercise. Upon any partial exercise or conversion, the Company will issue to the Warrant Holder a new Warrant for the number of Warrant Shares as to which this Warrant was not exercised or converted on the same terms herein.

          (d)  Fractional Shares. No fractional shares of Common Stock shall be issued upon any exercise or conversion of this Warrant. Instead of any fractional share which would otherwise be issuable upon exercise or conversion, the Company shall pay a cash amount in respect of each fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Fair Market Value of a share of Common Stock on the date of exercise or conversion, as applicable, minus the Purchase Price. Payment of such amount shall be made in cash or by check payable to the order of Warrant Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

          (e)  Taxes. The Company will not be required to pay any tax imposed in connection with any transfer involved in the issuance of a Warrant or a certificate for shares of Common Stock in any name other than that of Warrant Holder hereof, and in such case, the Company will not be required to issue or deliver any stock certificate or Warrant until such tax is paid.

          (f)  Transfer of Warrant. Transfer of this Warrant to a third party shall be effected by execution and delivery of the Notice of Assignment attached hereto as Exhibit 2 and surrender of this Warrant for registration of transfer of this Warrant at the primary executive office of the Company, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Notice of Assignment and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

     2.  Registration Rights.  All common stock underlying the warrants will have standard piggy-back registration rights in the Company’s next applicable registration.

     3.   INTENTIONALLY LEFT BLANK

     4.   Notices of Record Date. In case (a) the Company takes a record of Warrant Holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities; (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (c) of any voluntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company will mail or cause to be mailed to Warrant Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and time, if any is to be fixed, as of which Warrant Holders of record of Common Stock (or such other stock or securities at the time receivable upon the exercise or conversion of the Warrant) will be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and, in the case of a reorganization, consolidation, merger or conveyance, the fair market value of such securities or other property as determined by the Board. Such notice shall be mailed at least ten days prior to the date specified therein.

     5.   Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense, will issue a replacement.

     6.   Transferability of Warrant; No Redemption. This Warrant and all rights hereunder are freely transferable by Warrant Holder, subject to compliance with applicable state and federal securities laws. This Warrant shall not be redeemable by the Company, in whole or in part, at any time.

     7.   Notices. All notices, instructions and other communications given hereunder or in connection herewith shall be sent to:

If to the Company to:                                         Digital Post Interactive, Inc.
                            3020 El Camino Real, Suite #230
                            Irvine, CA 92602
                            Attention: Chief Executive Officer
                            Facsimile: (714) 824-3020

If to Warrant Holder to:	As written on signatory page of the Agreement

     8.   Change; Waiver. This Warrant except by agreement may not be changed, amended or modified in writing signed by the Company and Warrant Holder.

     9.   No Rights as Warrant Holder. This Warrant does not entitle Warrant Holder to any voting rights or other rights as Warrant Holder of the Company prior to the exercise of this Warrant.

     10.   Headings. The headings in this Warrant are for purposes of reference only and shall not be deemed to constitute a part hereof.

     11.  Governing Law. This Warrant shall be construed in accordance with and governed by the laws of Nevada without regard to its conflicts of laws rules.

Dated: _______________, 2007

                                 DigitalPost Interactive, Inc.

                                 ____________________________
                                 Michael Sawtell
                                 Chief Executive Officer

EXHIBIT 1

NOTICE OF EXERCISE OF WARRANT

TO:  DigitalPost Interactive, Inc.

     1.   The undersigned hereby elects to receive __________ shares of Common Stock of DigitalPost Interactive, Inc., pursuant to the terms of the attached Warrant.

     2.   Exercise.  The undersigned tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

     3.   Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                      _________________________________
                                    (Name)
                      _________________________________

                      _________________________________
                                   (Address)

     4.   The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

          All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant.

                      _________________________________
                                Name of Warrant Holder

                      _________________________________
                      Signature of Authorized Signatory

                      _________________________________
                             Print Name and Title

                      _________________________________
                                     Date

EXHIBIT 2

WARRANT ASSIGNMENT FORM

(To be executed only upon the assignment of the within Warrant)

     FOR VALUE RECEIVED, the undersigned registered Warrant Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ___________________ all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock (as defined within the Warrant) of DigitalPost Interactive, Inc., and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint _________________ attorney to register such transfer on the books of DigitalPost Interactive, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:_____________

By:________________________________
        (Signature of Registered Warrant Holder)

Title:_____________________________

NOTICE:      The signature to this Notice of Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any
                     change whatever.